Note 3 - Acquisition	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Business Combination Disclosure [Text Block]
Note 3.	Acquisition

On August 1, 2014, Avalon, through a newly created subsidiary, The Avalon Resort and Spa LLC, completed the acquisition of The Magnuson Grand Hotel in Howland, Ohio for approximately $3.1 million in cash and the assumption of certain operating leases and some rental payment relief. The acquisition was primarily funded from borrowings under our line of credit facility of $2.9 million and cash on hand of approximately $0.2 million. Subsequent to the acquisition, The Magnuson Grand Hotel was renamed and now operates as The Avalon Inn (formerly renamed The Avalon Resort and Spa in August 2014). The primary assets of The Avalon Inn include the hotel, indoor swimming pool and adjoining tennis center. The Avalon Inn is located adjacent to Avalon’s corporate headquarters and the Avalon Lakes Golf Course.

In 2015, The Avalon Inn was in operation and in the process of being renovated and expanded. The renovations and expansion include a complete renovation of the existing facility and indoor junior Olympic sized swimming pool, new restaurants, bars, extensive conference facilities and complete fitness center.

The acquisition is consistent with the Company's business strategy in that The Avalon Inn provides guests with a self-contained vacation experience, offering hotel guests golf packages to all of the golf courses of the Avalon Golf and Country Club and allows its guests to utilize the facilities at each of the clubhouses. Members of the Avalon Golf and Country Club also have access to all of the amenities offered by The Avalon Inn. The Avalon Inn earns revenues through room rentals, food and beverage sales, merchandise sales, tennis and fitness activities.

The operating results of The Avalon Inn have been included within the Company’s Consolidated Statements of Operations and within Avalon's golf and related operations segment since the date of acquisition. The Consolidated Statement of Operations for the year ended December 31, 2015 includes net operating revenues of $2.2 million and a loss before income taxes of $0.6 million related to The Avalon Inn. The Company’s Consolidated Statement of Operations for the year ended December 31, 2014 includes net operating revenues of $0.6 million and a loss before income taxes of less than $0.1 million from the date of acquisition through December 31, 2014 related to The Avalon Inn. Included in Avalon’s operating results were approximately $0.1 million in acquisition related costs included in selling, general and administrative expenses in the Consolidated Statement of Operations for the year ended December 31, 2014.

The Company accounted for the acquisition of The Avalon Inn using the acquisition method of accounting, which requires among other things, the recognition of the assets acquired and the liabilities assumed at their respective fair values as of the acquisition date. The total purchase price was allocated to the acquired property, buildings, furniture and fixtures and liabilities assumed based upon management’s estimated fair values. During the measurement period in 2015, the Company reclassified approximately $0.8 million of other intangible assets to property and equipment to reflect the finalized valuation of the acquired property, building, furniture and fixtures of The Avalon Inn.

The following table summarizes the purchase price allocation of the estimated fair values of the assets acquired and liabilities assumed at the transaction date (in thousands):

Assets acquired:
Property and equipment	$3,388
Liabilities assumed:
Deferred rental income	266
Total consideration	$3,122

Pro forma net operating revenues and results of operations for the acquisition of The Avalon Inn, had the acquisition occurred at the beginning of the year ended December 31, 2014 are not significant and, accordingly, are not provided.